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Exhibit 10.1

MEMORANDUM OF UNDERSTANDING DATED MARCH 15, 2003 ("MoU")

The Democratic Republic of Sao Tome and Principe ("DRSTP") and Environmental Remediation Holding Corporation ("ERHC"), with respect to the Memorandum of Agreement between the parties of May 21, 2001 ("MoA"), hereby agree as follows:

(A) TRADE-OFF OF ECONOMIC VALUES

ERHC shall:

  1.
  Relinquish 100% of Signature Bonus, 100% of Profit Oil and 100% of Overriding Royalty Interest (namely the "Financial Interests") attributable to ERHC under the MoA, to DRSTP; and shall

  2.
  Relinquish the ERHC right of choice of blocks in the JDZ as contained in the MoA,

at such time as the following be fully and finally accomplished:

DRSTP shall cause the Joint Development Authority ("JDA") to grant ERHC the option to request and be awarded the following Preferential Working Interests ("PWI") within the Joint Development Zone ("JDZ") in the immediate forthcoming licensing round:

  1.
  15% PWI in one block of ERHC's first choice. This choice may not be exercised in the block that ExxonMobil has exercised its right to PWI of 40%. DRSTP shall cause the JDA to waive 100% of the total signature bonus payable on ERHC's 15% in this block.

  2.
  15% PWI in one block of ERHC's second choice. This choice may not be exercised in the block that ExxonMobil has exercised it's right to PWI of 40%. ERHC shall pay 100% of the total signature bonus payable on ERHC's 15% in this block.

  3.
  20% PWI in one block of ERHC's third choice. This choice may not be exercised in the block that ExxonMobil has exercised its right to PWI of 25% or 40%. DRSTP shall cause the JDA to waive 100% of the total signature bonus payable on ERHC's 20% in this block.

  4.
  30% PWI in one block of ERHC's fourth choice. This choice may not be exercised in the block that ExxonMobil has exercised its right to PWI of 25% or 40%. DRSTP shall cause the JDA to waive 100% of the total signature bonus payable on ERHC's 30% in this block.

  5.
  25% PWI in one block of ERHC's fifth choice. This choice may not be exercised in the block that ExxonMobil has exercised its right to PWI of 25% or 40%. DRSTP shall cause the JDA to waive 100% of the total signature bonus payable on ERHC's 25% in this block.

  6.
  20% PWI in one block of ERHC's sixth choice. This choice may not be exercised in the block that ExxonMobil has exercised its right to PWI of 25% or 40%. ERHC shall pay 100% of the total signature bonus payable on ERHC's 20% in this block.

ERHC must exercise its PWI options in the afore-mentioned blocks within a reasonable time after the licensing round subject to approval of the JDA.

(B) MISCELLANEOUS UNDERSTANDINGS

The relinquishment of ERHC rights described herein shall be subject to and conditioned upon the following being true and correct and being fully and finally accomplished:

  1.
  DRSTP represents and warrants that the number of, designation of, boundaries of, and sizes of blocks (that is, the parameters of acreage) to be offered in the immediately forthcoming licensing round shall not be materially less than the parameters of acreage as indicated on the attached Exhibit A, and DRSTP further represents and warrants that should the parameters of acreage on offer be materially lower for whatever reason then DRSTP shall compensate ERHC such that ERHC's economic position as contemplated herein be not diminished thereby.

  2.
  DRSTP represents and warrants that the rights of ExxonMobil as contemplated under this MoU shall not exceed PWI of 40% in one block and PWI of 25% each in two blocks in the JDZ and DRSTP further represents and warrants that its has not granted any other PWI rights in the JDZ to ExxonMobil or any other company that may cause conflict with or be contrary to the PWI rights granted ERHC under this MoU.

  3.
  DRSTP and ERHC shall execute definitive legal agreement(s) to incorporate and reflect the contents and intentions of this MoU and such agreement(s), which shall include a proposed agreement to be signed between the JDA and ERHC as an exhibit therein, must contain mutually acceptable terms and conditions.

  4.
  DRSTP shall cause the definitive agreement(s) between DRSTP and ERHC to be approved by the Joint Ministerial Council ("JMC") of the JDA at the next JMC meeting and DRSTP shall further cause the JMC to approve that the JDA enter into agreements with ERHC to implement this MoU and the MoA and DRSTP shall forthwith after the JMC meeting notify ERHC of these approvals.

  5.
  After the afore-mentioned JMC meeting, but before formal announcement of the licensing round, ERHC and JDA shall execute a definitive legal agreement to enable full implementation of the definitive agreement(s) between DRSTP and ERHC including the exhibit therein.

  6.
  Any agreements contemplated under this MoU shall be prepared so as not to affect the integrity, legality, and validity of the MoA and Consent Award.

  7.
  This MoU and any agreements contemplated herein are, and shall be, without prejudice to ERHC rights and interests in the Exclusive Economic Zone of DRSTP as contained in the MoA.

  8.
  ERHC, under United States of America Securities and Exchange Commission ("SEC") regulations, is required to file details of this MoU with the SEC.

INTENDING TO BE LEGALLY BOUND the parties hereby incorporate by reference and make a part hereof as though set out in full herein, Articles 9, 10 and 11 (excluding sub-paragraph 11.5) of the MoA. This MoU is hereby executed this 15th Day of March 2003, in the presence of members of the Joint Development Authority.

/ / (Signed) His Excellency, Rafael Branco Minister of Public Works, Infrastructure, Natural Resources and Environment DRSTP	/ / (Signed) Mr Chude Mba President & Chief Executive Officer ERHC
Witnessed by:
/ / (Signed) Dr Tajudeen Umar Chairman of the Executive Board JDA

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MEMORANDUM OF UNDERSTANDING DATED MARCH 15, 2003 ("MoU")